Exhibit (n)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors and Experts" and to the use of our report, dated July 21, 2003, in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (No. 333-106974) of Preferred and Corporate Income Strategies Fund, Inc.


                                                           /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
August 19, 2003